UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2015 (January 12, 2015)

OxySure Systems, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	000-54137	71-0960725
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10880 John W. Elliott Drive, Suite 600, Frisco, TX	75033
(Address of principal executive offices)	(Zip Code)

(972) 294-6450
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 regarding the employment agreement of Julian T. Ross, the Company’s Chairman and Chief Executive Officer, is hereby incorporated by reference.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c). Appointment of Certain Officers:

On January 12, 2015, OxySure Systems, Inc. (the “Company”) entered into a third employment agreement (“Agreement”) between the Company and Julian T. Ross (48 years old). Mr. Ross was re-appointed by the Company’s Board of Directors (“Board”) to serve as the Company’s Chairman and Chief Executive Officer, a position he has held since the Company’s inception. Mr. Ross will also continue to serve as the Company’s Chief Financial Officer and Secretary until such time as the Company completes this hire(s).

The Agreement has an effective date of January 1, 2015 and its summary terms include, but are not limited to the following:

Term:	Three (3) years
Base Salary:	$275,000 payable twice monthly
Annual Bonus:	40% of Base Salary, provided that: (i) 30% of the Annual Bonus is subject to achievement of MBOs (Management by Objectives) determined by the Board; (ii) 70% of the Annual Bonus is subject to achievement of financial performance metrics set by the Board (for example, Revenue or Revenue Growth, Stock Price, and so forth).
Stock Options:	Stock options valued at $200,000 per annum with exercise price at market price
Restricted Stock Units:	(i) Base Restricted Stock Units (“RSUs”): $100,000 per year; Up to an additional $200,000 per year at the Board’s sole and absolute discretion. (ii) Performance Restricted Stock Units: 150,000 units subject to achieving both positive net earnings and positive EBITDA for a 6 month period (one time issuance).

The description of the terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 and is hereby incorporated by reference. A copy of the press release issued by the Company regarding the above appointment is attached hereto as Exhibit 99.1.

Item 5.02(e). Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.02(c) above regarding the compensation arrangements are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description
10.1	Employment Agreement dated January 12, 2015 between the Company and Julian T. Ross
99.1	Press release issued by the Company on January 16, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2015 OXYSURE SYSTEMS, INC., a Delaware corporation

/s/ Julian T. Ross
BY: Julian T. Ross
ITS: Chief Executive Officer, President,
Chief Financial Officer, and Secretary

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